SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

Supplement Dated January 13, 2006
to the Class A Shares Prospectus Dated January 31, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for International Fixed Income Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the section entitled "Sub-Advisers and Portfolio Managers," under the sub-section entitled "International Fixed Income Fund," the paragraph relating to Bridgewater Associates, Inc. is hereby deleted and replaced with the following:

Alliance Capital Management L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals, lead by Douglas J. Peebles, Noriko Miyoshi, Andrew Aran, Scott DiMaggio and Gina Toth, manages the portion of the International Fixed Income Fund's assets allocated to Alliance Capital. Mr. Peebles, Executive Vice President, Chief Investment Officer and Co-Head – Fixed Income, has been with Alliance Capital for 18 years. Ms. Miyoshi, Senior Vice President and Director of Japan Fixed Income, has been with Alliance Capital for 7 years. Mr. Aran, Senior Vice President and Director of Global Credit, has been with Alliance Capital for 7 years. Mr. DiMaggio, Vice President and Director of Canada Fixed Income, has been with Alliance Capital for 6 years. Ms. Toth, Senior Vice President and Director of UK/Euro Fixed Income, has been with Alliance Capital for 12 years.

There are no changes to the other sub-advisers of the International Fixed Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-387 (1/06)

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

Supplement Dated January 13, 2006
to the Statement of Additional Information ("SAI") Dated January 31, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the International Fixed Income Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the International Fixed Income Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to Bridgewater Associates, Inc. is hereby deleted.

In addition, the paragraph relating to Alliance Capital Management L.P. is hereby deleted and replaced with the following:

Alliance Capital Management L.P.

Alliance Capital Management L.P. ("Alliance Capital") serves as a sub-adviser to a portion of the assets of the Emerging Markets Equity, International Equity and International Fixed Income Funds. Alliance Capital is a Delaware limited partnership of which Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA.

There are no changes to the other sub-advisers of the International Fixed Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-388 (1/06)